FORD MOTOR CREDIT COMPANY
                 MAY 1998-B OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Jun-98
Distribution Date                                                  7/15/98


Total Portfolio                                          3,000,017,934.92
Total Securities                                         3,060,000,000.00
Class A-1 Notes                                            750,000,000.00
Class A-2 Notes                                          1,000,000,000.00
Class A-3 Notes                                            785,000,000.00
Class A-4 Notes                                            300,000,000.00
Class B Notes                                              105,000,000.00
Class C Certificates                                        60,000,000.00
Class D Certificates                                        60,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          20,931,733.38
   Pre Computed                                              5,494,615.22
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  26,426,348.60

Servicer Advances
   Simple Interest Servicer Advances                                 0.00
   Reimbursement of Previous Simple Interest Servicer Ad      (280,614.27)
   Precomputed Servicer Advances                               450,217.08
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                       169,602.81

Principal Payments Received
   Simple Interest                                          79,978,213.52
   Pre Computed                                             26,880,002.34
Liquidation Proceeds                                           185,668.51
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                107,043,884.37
Aggregate Losses for Collection Period                         447,557.49
Total Regular Principal Reduction                          107,305,773.35

Total Collections                                          133,639,835.78

II. DISTRIBUTIONS
Total Collections                                          133,639,835.78
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                           133,639,835.78

Servicing Fee:
Servicing Fee Due                                            2,418,764.72
   Per $1,000 of Original Balance                                    0.79
Servicing Fee Paid                                           2,418,764.72
   Per $1,000 of Original Balance                                    0.79
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      2,976,189.28
      Per $1,000 of Original Balance                                 3.97
   Class A-1 Notes Monthly Interest Paid                     2,976,189.28
      Per $1,000 of Original Balance                                 3.97
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      4,833,333.33
      Per $1,000 of Original Balance                                 4.83
   Class A-2 Notes Monthly Interest Paid                     4,833,333.33
      Per $1,000 of Original Balance                                 4.83
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      3,826,875.00
      Per $1,000 of Original Balance                                 4.88
   Class A-3 Notes Monthly Interest Paid                     3,826,875.00
      Per $1,000 of Original Balance                                 4.88
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      1,475,000.00
      Per $1,000 of Original Balance                                 4.92
   Class A-4 Notes Monthly Interest Paid                     1,475,000.00
      Per $1,000 of Original Balance                                 4.92
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          538,125.00
      Per $1,000 of Original Balance                                 5.13
   Class B Notes Monthly Interest Paid                         538,125.00
      Per $1,000 of Original Balance                                 5.13
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                  13,649,522.61
      Per $1,000 of Original Balance                                 4.64
   Total Note Interest Paid                                 13,649,522.61
      Per $1,000 of Original Balance                                 4.64
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   320,000.00
      Per $1,000 of Original Balance                                 5.33
   Class C Certificates Monthly Interest Paid                  320,000.00
      Per $1,000 of Original Balance                                 5.33
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   375,000.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Paid                  375,000.00
      Per $1,000 of Original Balance                                 6.25
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                  14,344,522.61
   Total Note and Certificate Interest Paid                 14,344,522.61
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                      30,839,249.08
      Per $1,000 of Original Balance                                10.08
   Regular Principal Distribution Amount                    86,037,299.36
      Per $1,000 of Original Balance                                28.12
   Total Principal Distribution Amount                     116,876,548.44
      Per $1,000 of Original Balance                                38.19
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Paid                  116,876,548.44
      Per $1,000 of Original Balance                               155.84
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                116,876,548.44
      Per $1,000 of Original Balance                                38.96
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid               116,876,548.44

Total Available for Distribution                           133,639,835.78
Total Distributions                                        133,639,835.78


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,709,174,589.88
   Note Pool Factor                                             0.9214880
   Class A-1 Notes Balance                                 519,174,589.88
   Class A-1 Notes Pool Factor                                  0.6922328
   Class A-2 Notes Balance                               1,000,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 785,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 300,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                     105000000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                             60,000,000.00
   Class C Certificates Pool Factor                             1.0000000
   Class D Certificates Balance                               60000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,829,174,589.88
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.01 %
   Weighted Average Remaining Maturity (WAM)                        44.44
   Remaining Number of Receivables                             225,976.00
   Portfolio Receivable Balance                          2,795,211,889.24

IV. OVERCOLLATERALIZATION INFORMATION
   Actual Class A Overcollateralization Amount             191,037,299.36
   Actual Class B Overcollateralization Amount              86,037,299.36
   Actual Class C Overcollateralization Amount              26,037,299.36
   Actual Class D Overcollateralization Amount             (33,962,700.64)
   Specified Overcollateralization Amount                   12,952,028.62
   Specified Credit Enhancement Amount                      27,952,118.89


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           15,000,090.27
Specified Reserve Account Balance                           15,000,090.27
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          15,000,090.27
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              15,000,090.27
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        185,668.51
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                     447,557.49
Charge-off Rate for Collection Period (annualized)                   0.11 %
Cumulative Net Losses for all Periods                          311,876.76
Delinquent Receivables:
   31-60 Days Delinquent                                    22,854,559.80
   61-90 Days Delinquent                                     2,203,483.37
   91-120 Days Delinquent                                       31,470.02
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00